SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 30, 2005
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Power Technology, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                     0-248671                  88-0395816
       ---------------               ------------           ------------------
       (State or other               (Commission             (I.R.S. Employer
       jurisdiction of               File Number)           Identification No.)
        incorporation)

                          109 Post Oak Lane, Suite 422
                              Houston, Texas 77024
                    ----------------------------------------
                    (Address of principal executive offices)

                                  713.621.4310
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Explanatory Note. This amendment is filed only to correct the description of the maturity date of the convertible debentures described in Item 9 - index of exhibits, specifically Exhibit 10.4 and Exhibit 10.5.

Section 1.  Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

      To obtain funding for its ongoing operations, Power Technology, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with Cornell Capital Partners, L.P. ("Cornell"), made effective December 22, 2005 and closed on December 30, 2005, for the sale of $1,630,580 in redeemable secured convertible debentures (the "Debentures") and stock purchase warrants (the "Warrants") to buy 20,904,875 shares of our Common Stock.

      Cornell purchased $1,630,580 of Debentures and received Warrants to purchase 20,904,875 shares of the Company's common stock. Provided that all of the conditions in the Securities Purchase Agreement are satisfied, Cornell is obligated to promptly provide the Company with $550,000, less certain fees and expenses, and with an additional $550,000 within two business days before the filing date of a registration statement registering shares of the Company's Common Stock underlying the Debentures and Warrants. The Company had previously received $500,000 from Cornell from previous convertible debentures which are included in this new financing.

      The Debentures bear interest at 10%, per annum mature three years from the date of issuance, and are convertible into our common stock, at Cornell's option at a price equal to the lesser of one hundred twenty percent (120%) of the closing bid price of the Company's Common Stock on December 22, 2005 (the "Fixed Conversion Price"), or eighty percent (80%) of the lowest closing bid price of the Common Stock during the five trading days immediately preceding the conversion rate as quoted by Bloomberg, LP.

      The Company may prepay the Debentures upon a three day written notice if no event of default exists and, there are a sufficient number of shares available for conversion of the Debentures provided that the closing bid price is less than the Fixed Conversion Price ($.0932) at the time of the Redemption Notice. The full principal amount of the Debentures is due upon default under the terms of Debentures. In addition, we have granted Cornell a security interest in substantially all of the assets and intellectual property of the Company, as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.078 per share. In addition, the exercise price of the Warrants will be adjusted in the event we issue common stock at a price below market.

      Cornell has contractually agreed to restrict its ability to convert the Debentures and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company's common stock held by Cornell and its affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

      In connection with the foregoing financing, the Company entered into a Registration Rights Agreement with Cornell, which requires the Company to file a registration statement covering the resale of the shares of common stock underlying the Debentures and Warrants. Pursuant to the Registration Rights Agreement, the Company is required to file the registration statement by February 2, 2006, and to use its best efforts to obtain effectiveness of such registration statement as soon as practicable. In the event that the registration statement is not filed by February 2, 2006, or declared effective within 120 days of the date of issuance, the Company is required to pay a penalty equal to 2% of the liquidated value of the Debentures for each month that the filing or effectiveness of the registration statement is delayed that is payable in cash or in shares of the common stock of the Company at the option of Cornell.

      In connection with the sale of $1,630,580 in Debentures described in Item
1.01 herein, the Standby Equity Distribution Agreement of May 10, 2005 between Cornell Capital Partners, L.P. and the Company and the Registration Rights Agreement of May 10, 2005 between Cornell Capital Partners, L.P. were cancelled.

Item 1.02  Termination of a Material Definitive Agreement

      In connection with the sale of $1,630,580 in Debentures described in Item
1.01 herein, the previous convertible debentures issued to Cornell in the aggregate amount of $500,000 were cancelled and the principal amount and accrued interest has been included in the Debentures described in Item 1.01.

Item 2.03  Creation   of  a  Direct  Financial   Obligation  or  an   Obligation
           Under  an  Off-Balance  Sheet Arrangement of a Registrant

      The sale of the Debentures described in Item 1.01 was made effective December 22, 2005 with respect to $1,630,580 of the Debentures. As of the date hereof, the Company is obligated on $1,630,580 in face amount of Debentures issued to Cornell. The Debentures are a debt obligation arising other than in the ordinary course of business which constitutes a direct financial obligation of the Company.

Item 3.02   Unregistered Sales of Equity Securities

      The Debentures and Warrants described in Item 1.01 were offered and sold to Cornell in a private placement transaction made in reliance upon an exemption from registration pursuant to Section 4(2) under the Securities Act of 1933. Cornell is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Section 7   Regulation FD Disclosure

Item 7.01   Regulation FD Disclosure

      The Company intends to issue a press release regarding the closing of the sale of the Debentures to Cornell described in Item 1.01 herein substantially in the form of a press release filed as Exhibit 10.9 to this Form 8-K.

Section 9.  Financial Statements and Exhibits

      (a)   Financial statements of business acquired: Not applicable

      (b)   Pro forma financial statements: Not applicable

      (c)   Exhibits:

      10.1 Securities Purchase Agreement with Cornell Capital Partners, L.P. dated December 22, 2005 is incorporated herein by reference to
            Exhibit 10.1 to the Form 8-K current report of the Company dated December 30, 2005

      10.2 Registration Rights Agreement with Cornell Capital Partners, L.P. dated December 22, 2005 is incorporated herein by reference to
            Exhibit 10.2 to the Form 8-K current report of the Company dated December 30, 2005

      10.3 Escrow Agreement with Cornell Capital Partners, L.P. dated December 22, 2005 is incorporated herein by reference to Exhibit 10.3 to the Form 8-K current report of the Company dated December 30, 2005


      10.4 Secured Convertible Debenture in the principal amount of $550,000 dated December 22, 2005 and due on December 22, 2007 is incorporated herein by reference to Exhibit 10.4 to the Form 8-K current report of the Company dated December 30, 2005

      10.5 Secured Convertible Debenture in the principal amount of $530,580.22 dated December 22, 2005 and due on December 22, 2007 is incorporated herein by reference to Exhibit 10.5 to the Form 8-K current report of the Company dated December 30, 2005

      10.6 Warrant to purchase 20,904,875 shares of Common Stock dated December 22, 2005 is incorporated herein by reference to Exhibit 10.6 to the Form 8-K current report of the Company dated December 30, 2005

      10.7 Security Agreement dated December 22, 2005 is incorporated herein by reference to Exhibit 10.7 to the Form 8-K current report of the Company dated December 30, 2005

      10.8 Irrevocable Transfer Agent Instructions is incorporated herein by reference to Exhibit 10.8 to the Form 8-K current report of the Company dated December 30, 2005

      10.9  Form of press release is incorporated herein by reference to
            Exhibit 10.9 to the Form 8-K current report of the Company dated December 30, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


March 21, 2006                      Power Technology, Inc.


                                     /s/Bernard J. Walter
                                    --------------------------------------
                                    Bernard J. Walter, President